SCHEDULE 14C

(Rule 14c-101)

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

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John Hancock Funds II

(Name of Registrant as Specified in Its Charter)

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JOHN HANCOCK FUNDS II
200 Berkeley Street
Boston, Massachusetts 02116

October 23, 2020

Dear Shareholders:

Enclosed is the Information Statement of John Hancock Funds II (“JHF II”) regarding a new subadvisory agreement between John Hancock Investment Management LLC (formerly John Hancock Advisers, LLC) (“JHIM” or the “Advisor”) and Western Asset Management Company, LLC (formerly Western Asset Management Company) (“WAMCO”) with respect to John Hancock High Yield Fund (the “Fund”), a series of JHF II (the “New Subadvisory Agreement”) and a new sub-subadvisory agreement between WAMCO and Western Asset Management Company Limited (“WAMCL”) with respect to the Fund (the “New Sub-subadvisory Agreement”). Except where context dictates otherwise, all references to the New Subadvisory Agreement include the New Sub-subadvisory Agreement, and all references to WAMCO include WAMCL. The Board of Trustees of JHF II (the “Board”) approved the New Subadvisory Agreement at its regularly scheduled Board meeting on June 23-25, 2020. The New Subadvisory Agreement with WAMCO was required because of the acquisition of Legg Mason, Inc. (“Legg Mason”) and its affiliates, including WAMCO and WAMCL, by Franklin Resources, Inc. (“Franklin”), a global investment management organization based in California, on August 1, 2020 (the “Effective Date”). As a result of this transaction, the former subadvisory agreement between the Advisor and WAMCO with respect to the Fund (the “Former Subadvisory Agreement”) and the former sub-subadvisory agreement between WAMCO and WAMCL, with respect to the Fund (the “Former Sub-subadvisory Agreement”) automatically terminated on the Effective Date. Except where context dictates otherwise, all references to the Former Subadvisory Agreement include the Former Sub-subadvisory Agreement. As with the Former Subadvisory Agreement, pursuant to the New Subadvisory Agreement, WAMCO manages the Fund’s investments and determines the composition of the assets of the Fund subject to the supervision of the Board and the Advisor.

The New Subadvisory Agreement is not expected to result in any reduction in the nature, extent or quality of subadvisory services provided to the Fund. The portfolio management team at WAMCO that managed the Fund’s portfolio has continued to do so after the Effective Date. The advisory fee rates payable by the Fund to JHIM remain the same, the subadvisory fee rates payable to WAMCO by JHIM remain the same as the subadvisory fee rates under the Former Subadvisory Agreement, and the sub-subadvisory fee rates payable to WAMCL by WAMCO remain the same as the sub-subadvisory fee rates under the Former Sub-subadvisory Agreement. The subadvisory fees continue to be paid by JHIM and not by the Fund. The sub-subadvisory fees continue to be paid by WAMCO and not by the Fund.

Please note that JHF II is not required to obtain shareholder approval with respect to this New Subadvisory Agreement. We Are Not Asking You for a Proxy and You are Requested Not to Send Us a Proxy, with respect to this New Subadvisory Agreement.

The enclosed Information Statement provides information about the New Subadvisory Agreement.

If you have any questions regarding the Information Statement, please contact a John Hancock Funds Customer Service Representative at 800-344-1029.

Sincerely,
/s/ Thomas Dee
Thomas Dee
Assistant Secretary
John Hancock Funds II

JOHN HANCOCK FUNDS II
200 Berkeley Street
Boston, Massachusetts 02116

_______________

INFORMATION STATEMENT

NEW SUBADVISORY AGREEMENT AND

NEW SUB-SUBADVISORY AGREEMENT
FOR

JOHN HANCOCK HIGH YIELD FUND

_______________

INTRODUCTION

This Information Statement provides information about a change in control of the subadvisor and sub-subadvisor to John Hancock High Yield Fund (the “Fund”), a series of John Hancock Funds II (“JHF II” or the “Trust”). At its meeting held on June 23-25, 2020, the Board of Trustees of the Trust (the “Board” or “Trustees”), including all the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust or the Fund’s investment advisor or subadvisor (the “Independent Trustees”), unanimously approved: (1) a new subadvisory agreement between John Hancock Investment Management LLC (formerly John Hancock Advisers, LLC) (“JHIM” or the “Advisor”) and Western Asset Management Company, LLC (formerly Western Asset Management Company) (“WAMCO” or the “Subadvisor”) with respect to the Fund (the “New Subadvisory Agreement”) and (2) a new sub-subadvisory agreement between WAMCO and Western Asset Management Company Limited (“WAMCL” or the “Sub-subadvisor”) with respect to the Fund (the “New Sub-subadvisory Agreement”). Except where context dictates otherwise, all references to the New Subadvisory Agreement include the New Sub-subadvisory Agreement, and all references to WAMCO or the Subadviser include WAMCL or the Sub-subadviser, as applicable. The New Subadvisory Agreement became effective upon the closing of the acquisition of Legg Mason, Inc. (“Legg Mason”) and its affiliates, including WAMCO and WAMCL, by Franklin Resources, Inc. (“Franklin”), a global investment management organization based in California, on August 1, 2020 (the “Effective Date”). The portfolio management team at WAMCO that managed the Fund’s portfolio has continued to do so after the Effective Date. The New Subadvisory Agreement with WAMCO was required because of the acquisition of Legg Mason and its affiliates by Franklin. As a result of this transaction, the former subadvisory agreement between the Advisor and WAMCO with respect to the Fund dated January 1, 2014 (the “Former Subadvisory Agreement”) and the former sub-subadvisory agreement between WAMCO and WAMCL with respect to the Fund dated January 1, 2014 (the “Former Sub-subadvisory Agreement”) automatically terminated on the Effective Date. Except where context dictates otherwise, all references to the Former Subadvisory Agreement include the Former Sub-subadvisory Agreement. As with the Former Subadvisory Agreement, pursuant to the New Subadvisory Agreement, WAMCO manages the Fund’s investments and determines the composition of the assets of the Fund subject to the supervision of the Board and the Advisor. This Information Statement is being delivered to shareholders on or about October 23, 2020. A discussion of the Board’s determination to appoint WAMCO as the subadvisor and WAMCL as the sub-subadvisor to the Fund is provided in the “Board Consideration of the New Subadvisory Agreement” section below.

JHF II. JHF II is an open-end management investment company, commonly known as a mutual fund, registered under the 1940 Act. The shares of JHF II are divided into separate series or funds, including the Fund.

Investment Management and Administration. JHIM is the Fund’s investment advisor. Pursuant to an investment advisory agreement with JHF II (the “Advisory Agreement”), the Advisor is responsible for, among other things, administering the business and affairs of JHF II and selecting, contracting with, compensating and monitoring the performance of the investment subadvisor that manages the investment of the assets of the Fund or provides other subadvisory services pursuant to a subadvisory agreement with the Advisor. The Advisor is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). In addition, the Advisor serves as the Fund’s administrator pursuant to a separate service agreement.

The Distributor. John Hancock Investment Management Distributors LLC (formerly John Hancock Funds, LLC) (the “Distributor”) serves as JHF II’s distributor.

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The offices of the Advisor and the Distributor are located at 200 Berkeley Street, Boston, Massachusetts 02116. Their ultimate parent entity is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC and its subsidiaries operate as “Manulife” in Canada and Asia and primarily as “John Hancock” in the United States.

Pursuant to an exemptive order (the “Order”) received from the Securities and Exchange Commission (the “SEC”), the Advisor is permitted to appoint a new subadvisor for a fund or change the terms of an existing subadvisory agreement (including subadvisory fees) solely with Board approval, subject to certain conditions, and without obtaining shareholder approval, provided that the subadvisor is not an affiliate of the Advisor. Because the New Subadvisory Agreement described in this Information Statement does not involve a subadvisor that is affiliated with the Advisor, pursuant to the Order, JHF II is not required to obtain shareholder approval in connection with this New Subadvisory Agreement. We are not asking you for a proxy and you are requested not to send us a proxy with respect to this New Subadvisory Agreement.

Annual and Semiannual Reports. The Fund will furnish, without charge, a copy of its most recent annual report and semiannual report to any shareholder upon request. To obtain a report, please contact a John Hancock Funds Customer Service Representative at 800-344-1029.

SUBADVISORY AGREEMENT AND SUB-SUBADVISORY AGREEMENT FOR

JOHN HANCOCK HIGH YIELD FUND

As described in more detail in the Introduction, at a meeting held on June 23-25, 2020, the Board approved the New Subadvisory Agreement appointing WAMCO as subadvisor to the Fund and the New Sub-subadvisory Agreement appointing WAMCL as sub-subadvisor to the Fund.

As with the Former Subadvisory Agreement, pursuant to the New Subadvisory Agreement, and as more fully described below, WAMCO manages the investments and determines the composition of the assets of the Fund subject to the supervision of the Board and the Advisor. The New Subadvisory Agreement is not expected to result in any reduction in the nature, extent or quality of subadvisory services provided to the Fund. The advisory fee rates payable by the Fund to JHIM remain the same, the subadvisory fee rates payable to WAMCO by JHIM remain the same as the subadvisory fee rates under the Former Subadvisory Agreement, and the sub-subadvisory fee rates payable to WAMCL by WAMCO remain the same as the sub-subadvisory fee rates under the Former Sub-subadvisory Agreement. The subadvisory fees are paid by JHIM, and not by the Fund. The sub-subadvisory fees are paid by WAMCO, and not by the Fund. There have been no changes in the Fund’s investment strategies resulting from the appointment of WAMCO as subadvisor and WAMCL as sub-subadvisor to the Fund. The New Subadvisory Agreement is dated July 31, 2020 and was approved by the Board (including a majority of the Independent Trustees) at a meeting held on June 23-25, 2020. The portfolio management team at WAMCO that managed the Fund’s portfolio has continued to do so after the Effective Date. The Former Subadvisory Agreement was most recently approved by the Board (including a majority of the Independent Trustees) at a meeting held on June 23-25, 2020, in connection with its annual review and continuance of such agreements.

The expenses of the preparation and mailing of this Information Statement are being paid by the Fund.

WAMCO AND WAMCL

WAMCO is a limited liability company organized under the laws of the State of California and is registered as an investment advisor under the Advisers Act. The principal offices of WAMCO are located at 385 East Colorado Boulevard, Pasadena, California 91101. WAMCL is a limited company organized under the laws of England and Wales and is registered as an investment advisor under the Advisers Act. The principal offices of WAMCL are located at 10 Exchange Square, Primrose Street, London EC2A2EN, United Kingdom.

New Subadvisory Agreement

The principal responsibilities of WAMCO under the New Subadvisory Agreement are the same as those under the Former Subadvisory Agreement. WAMCO manages the day-to-day investment and reinvestment of the assets of the Fund, subject to the supervision of the Board and the Advisor, and formulates a continuous investment program for the Fund consistent with the Fund’s investment objective and policies. The portfolio management team at WAMCO that managed the Fund’s portfolio has continued to do so after the Effective Date. WAMCO implements such program by purchases and sales of securities, and regularly reports thereon to the Board and the Advisor. Certain terms of the agreements, including certain differences between the agreements, are described below.

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Subadvisor Compensation. As compensation for its services under the Former Subadvisory Agreement, WAMCO was paid a subadvisory fee. Under the New Subadvisory Agreement, WAMCO receives the same subadvisory fee as it received under the Former Subadvisory Agreement. Subadvisory fees are calculated and accrued daily based upon the Fund’s net assets, and the sum of the daily fee accruals is paid monthly in arrears. Pursuant to both the New Subadvisory Agreement and the Former Subadvisory Agreement, the subadvisory fee accrued each calendar day is calculated by multiplying the fraction of one over 365 (366 in a leap year) by the annual percentage rates (including breakpoints) to the net assets of the Fund. Subadvisory fees are paid by the Advisor, not by the Fund.

Sub-subadvisor Compensation. As compensation for its services under the Former Sub-subadvisory Agreement, WAMCL was paid a sub-subadvisory fee. Under the New Sub-subadvisory Agreement, WAMCL receives the same sub-subadvisory fee as it received under the Former Sub-subadvisory Agreement. Sub-subadvisory fees are calculated and accrued daily based upon the Fund’s net assets, and the sum of the daily fee accruals is paid monthly in arrears. Pursuant to both the New Sub-subadvisory Agreement and the Former Sub-subadvisory Agreement, the sub-subadvisory fee accrued each calendar day is calculated by multiplying the fraction of one over 365 (366 in a leap year) by the annual percentage rates (including breakpoints) to the net assets of the Fund. Sub-subadvisory fees are paid by WAMCO, not by the Fund.

Board Consideration of the New Subadvisory Agreement

At a meeting held on June 23-25, 2020, the Board, including the Independent Trustees, approved the New Subadvisory Agreement between the Advisor and WAMCO with respect to the Fund.

In considering the New Subadvisory Agreement and in connection with its annual review and continuance of such agreements, the Board received in advance of the meeting a variety of materials relating to the Fund and WAMCO and other information provided by the Advisor and WAMCO regarding the nature, extent and quality of services to be provided by WAMCO under the New Subadvisory Agreement. The Board also considered comparative performance and expense information provided to the Board. The Board also took into account discussions with management and information provided to the Board with respect to the services to be provided by WAMCO to the Fund. The information received and considered by the Board was both written and oral.

In addition, the Board considered the fact that the portfolio management team at WAMCO was expected to continue to manage the Fund’s assets after the Effective Date. The Board also noted that the Former Subadvisory Agreement would automatically terminate on the Effective Date as a result of the change in control and ownership of WAMCO.

Throughout the process, the Board asked questions of and requested additional information from management. The Board was assisted by counsel for the Trust and the Independent Trustees were also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of subadvisory agreements and discussed the approval of the agreement in a private session with their independent legal counsel at which no representatives of management were present.

In approving the New Subadvisory Agreement, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors.

Approval of New Subadvisory Agreement

In making its determination with respect to approval of the New Subadvisory Agreement, the Board reviewed (i) information relating to WAMCO’s business; (ii) the historical performance of the Fund under the management of WAMCO, which included comparative performance information of the Fund and the Fund’s benchmark index and the performance of comparable accounts managed by WAMCO; (iii) the subadvisory and sub-subadvisory fees for the Fund; and (iv) information relating to the nature and scope of any material relationships and their significance to the Fund’s Advisor and WAMCO. The Board also considered that the subadvisory and sub-subadvisory fee rates for the Fund under the New Subadvisory Agreement: (i) are the same as under the Former Subadvisory Agreement at all asset levels; (ii) are paid by the Advisor or WAMCO and not the Fund; (iii) are a product of arms-length negotiation between the Advisor and WAMCO; and (iv) are reasonable.

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Nature, extent, and quality of services. With respect to the services to be provided to the Fund by WAMCO, the Board considered WAMCO’s current level of staffing and its overall resources. The Board reviewed WAMCO’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of WAMCO’s investment and compliance personnel who will continue to provide services to the Fund. The Board also considered, among other things, WAMCO’s compliance program and any disciplinary history. The Board also considered WAMCO’s risk assessment and monitoring processes. The Board reviewed WAMCO’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and mitigating actions undertaken, as appropriate. The Board noted that the Advisor would continue to conduct regular periodic reviews of WAMCO and its operations in regard to the Fund, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s Chief Compliance Officer and his staff would continue to conduct regular, periodic compliance reviews with WAMCO and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of WAMCO and procedures reasonably designed by it to assure compliance with the federal securities laws. The Board also took into account the financial condition of WAMCO.

The Board considered WAMCO’s investment process and philosophy. The Board took into account that WAMCO’s responsibilities will include the maintenance of an investment program for the Fund that is consistent with the Fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to WAMCO’s brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by WAMCO and the profitability to WAMCO of its relationship with the Fund, the Board noted that the fees under the New Subadvisory Agreement are paid by the Advisor and not the Fund and the fees under the New Sub-subadvisory Agreement are paid by the Subadvisor and not the Fund. The Board also noted that there would be no increase in the advisory fees paid by the Fund as a consequence of the execution of the New Subadvisory Agreement. The Board also noted that expenses for the Fund were expected to remain the same under the New Subadvisory Agreement.

The Board also relied on the ability of the Advisor to negotiate the New Subadvisory Agreement with WAMCO, which is not affiliated with the Advisor, and the fees thereunder at arm’s length. As a result, the costs of the services to be provided and the profits to be realized by WAMCO from its relationship with the Trust were not a material factor in the Board’s consideration of the New Subadvisory Agreement.

The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the New Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that WAMCO and its affiliates may receive from WAMCO’s relationship with the Fund, such as the opportunity to provide advisory services to additional funds in the John Hancock fund complex and reputational benefits.

Subadvisory and sub-subadvisory fees. The Board considered that the Fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays subadvisory fees to WAMCO and WAMCO pays sub-subadvisory fees to WAMCL. The Board also considered that the subadvisory fee rates under the New Subadvisory Agreement were the same as the subadvisory fee rates payable under the Former Subadvisory Agreement and the sub-subadvisory fee rates under the New Sub-subadvisory Agreement were the same as the sub-subadvisory fee rates payable under the Former Sub-subadvisory Agreement. The Board also considered, as available, the Fund’s subadvisory and sub-subadvisory fees as compared to comparable investment companies.

Subadvisor performance. As noted above, the Board considered the Fund’s performance as compared to the Fund’s benchmark index under the management of WAMCO, and noted that the Board reviews information about the Fund’s performance results at its regularly scheduled meetings. As previously noted, the portfolio management team at WAMCO that managed the Fund’s portfolio has continued to do so after the Effective Date. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style, and risk-adjusted performance of WAMCO. The Board also noted WAMCO’s long-term performance for other accounts managed in the same manner.

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Board Determinations. The Board’s decision to approve the New Subadvisory Agreement was based on a number of determinations, such as information relating to WAMCO’s business, including the historical performance of the Fund under the management of WAMCO. The Board also considered that the subadvisory and sub-subadvisory fee rates for the Fund under the New Subadvisory Agreement: (i) are the same as under the Former Subadvisory Agreement at all asset levels; (ii) are reasonable in relation to the level and quality of services to be provided under the New Subadvisory Agreement; (iii) are paid by the Advisor or WAMCO and not the Fund; (iv) have breakpoints that are reflected as breakpoints in the advisory fees for the Fund in order to permit shareholders to benefit from economies of scale if the Fund grows; and (v) are a product of arms-length negotiation between the Advisor and WAMCO.

Additional Information About WAMCO and WAMCL

WAMCO is a limited liability company organized under the laws of the State of California and is registered as an investment advisor under the Advisers Act. The principal offices of WAMCO are located at 385 East Colorado Boulevard, Pasadena, California 91101.

WAMCL is a limited company organized under the laws of England and Wales and is registered as an investment advisor under the Advisers Act. The principal offices of WAMCL are located at 10 Exchange Square, Primrose Street, London EC2A2EN, United Kingdom.

During the last fiscal year, the Fund did not pay commissions to any affiliated broker of the Fund.

Management of WAMCO. The names and principal occupations of the principal executive officers and board of managers of WAMCO are listed below. The business address of each such person is 385 East Colorado Boulevard, Pasadena, California 91101.

Name	Principal Occupation
James Hirschmann	Chief Executive Officer and President, Manager
Jennifer Williams Murphy	Chief Operating Officer, Manager
Daniel E. Giddings	Assistant Secretary
Charles Ruys de Perez	General Counsel and Secretary
Marzo Bernardi	Director of Client Service and Marketing
Dennis McNamara	Director of Portfolio Operations
Jennifer Johnson	Manager
Matthew Nicholls	Manager
Jed Plafker	Manager

Management of WAMCL. The names and principal occupations of the principal executive officers and board of managers of WAMCL are listed below. The business address of each such person is 10 Exchange Square, Primrose Street, London EC2A2EN, United Kingdom.

Name	Title
Michael B. Zelouf, CFA	Director of EMEA Business; Head of London Operations (Chairman and Executive Director)
Charles A. (Tony) Ruys de Perez	General Counsel & Secretary; Head of Legal & Compliance (Executive Director)
Kate Blackledge	Senior International Counsel (Company Secretary)
Jelena Petrovic	Manager, London Regulatory Affairs and Compliance
Thomas Merchant	Deputy General Counsel, Head of Regulatory Compliance, Franklin Templeton (Non-Executive Director)

Similar Investment Companies Managed by WAMCO. As of September 30, 2020, WAMCO acts as advisor or subadvisor to the following other registered investment companies or series thereof having investment objectives and strategies substantially the same as those of the Fund.

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Name of Similar Funds	Assets Under Management as of September 30, 2020
Western Asset High Yield Fund	$195,350,000
Western Asset High Income Opportunity Fund	$668,260,000

Comparison of the Former Subadvisory Agreement and the New Subadvisory Agreement

The terms of the Former and New Subadvisory Agreements are identical, with the exception of the effective dates, the names of the Advisor and Subadvisor, and the addition of a provision expressly allowing for execution via electronic signature, and are described generally below. For convenience the agreements are collectively referred to as the “subadvisory agreement.”

Duties of the Subadvisor. Subject to the supervision of the Board and the Advisor, the Subadvisor manages the investment and reinvestment of the assets of the Fund, and formulates a continuous investment program for the Fund consistent with its investment objective and policies, as described in the then current registration statement of JHF II. The Subadvisor implements such program by purchases and sales of securities and regularly reports thereon to the Board and the Advisor. At its expense, the Subadvisor furnishes all necessary facilities, including salaries of personnel required for it to execute its duties faithfully. The Subadvisor also furnishes administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Fund (excluding determination of net asset value and shareholder accounting services). In addition, the Subadvisor maintains all accounts, books and records with respect to actions by the Subadvisor on behalf of the Fund as are required to be maintained by an investment advisor to a registered investment company under the 1940 Act, the Advisers Act, and the rules thereunder.

The Subadvisor selects brokers and dealers to effect all transactions, places all necessary orders with brokers, dealers, or issuers and negotiates brokerage commissions if applicable. The Subadvisor is directed at all times to seek to execute brokerage transactions for the Fund in accordance with such policies or practices as may be established by the Trustees and described in the Trust’s registration statement, as amended. The Subadvisor may pay a broker-dealer that provides research and/or brokerage services a higher spread or commission for a particular transaction than otherwise might have been charged by another broker-dealer, if the Subadvisor determines that the higher spread or commission is reasonable in relation to the value of the brokerage and/or research services that such broker-dealer provides, viewed in terms of either the particular transaction or the Subadvisor’s overall responsibilities with respect to accounts managed by the Subadvisor. The Subadvisor may use for the benefit of its other clients, or make available to companies affiliated with the Subadvisor or its directors for the benefit of its clients, any such brokerage and/or research services that the Subadvisor obtains from brokers or dealers, as described above.

Term. The New Subadvisory Agreement was approved by the Trustees, including each of the Independent Trustees, at a Board meeting held on June 23-25, 2020 for an initial two-year term. The Former Subadvisory Agreement was initially approved by the Trustees and the Independent Trustees at an in-person Board meeting held on April 28, 2006 for an initial two-year term, and its continuance was most recently approved by the Trustees and the Independent Trustees at a meeting held on June 23-25, 2020. The subadvisory agreement continues in effect after its initial term only if such continuance is specifically approved at least annually either: (a) by the Trustees; or (b) by the vote of a “majority of the outstanding voting securities” of the Fund (as defined by the 1940 Act). In either event, such continuance must also be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval.

Termination. The subadvisory agreement provides that it may be terminated at any time, without the payment of any penalty, by the Trustees or by the vote of a majority of the outstanding voting securities of the Fund on sixty days’ written notice to the Advisor and the Subadvisor, or by the Advisor or Subadvisor on sixty days’ written notice to the Trust and the other party. The subadvisory agreement will terminate automatically, without the payment of any penalty, in the event of its assignment (as defined in the 1940 Act) or in the event the Advisory Agreement between the Advisor and the Trust terminates for any reason.

Amendments. The subadvisory agreement may be amended by the parties to the agreement provided the amendment is approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval of any amendment will be effective with respect to the Fund if a majority of the outstanding voting securities of the Fund votes to approve the amendment.

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As described above, pursuant to the Order and with respect to subadvisors that are not affiliates of JHF II or the Advisor, the Advisor is permitted to appoint a new unaffiliated subadvisor for the Fund or change the terms of a subadvisory agreement (including subadvisory fees) without obtaining shareholder approval. JHF II, therefore, is able to engage non-affiliated subadvisors from time to time without the expense and delays associated with holding a meeting of shareholders.

Liability of Subadvisor. The subadvisory agreement provides that neither the Subadvisor nor any of its directors, officers, or employees shall be liable to the Advisor or the Trust for any loss suffered by the Advisor or the Fund resulting from its acts or omissions as subadvisor to the Fund, except for losses resulting from willful misfeasance, bad faith, or gross negligence in the performance of, or from reckless disregard of, the duties of the Subadvisor, or its directors, officers or employees.

Consultation with Subadvisors to the Fund. Consistent with Rule 17a-10 under the 1940 Act, the subadvisory agreement prohibits the Subadvisor from consulting with the following entities concerning transactions for a fund in securities or other assets: (a) other subadvisors to the Fund; (b) other subadvisors to another fund in the Trust; and (c) other subadvisors to funds under common control with the Fund.

Confidentiality of JHF II Portfolio Holdings. The subadvisory agreement provides that the Subadvisor is required to treat the Fund’s portfolio holdings as confidential information in accordance with the Trust’s “Policy Regarding Disclosure of Portfolio Holdings,” as such policy may be amended from time to time, and to prohibit its employees from trading on any such confidential information.

Compliance Policies. Pursuant to the subadvisory agreement, the Subadvisor agrees to provide the Advisor with its written policies and procedures (“Compliance Policies”) as required by Rule 206(4)-7 under the Advisers Act. Throughout the term of the subadvisory agreement, the Subadvisor will provide the Advisor with information relating to various compliance matters including material changes in the Compliance Policies and information and access to personnel and resources that the Advisor may reasonably request to enable JHF II to comply with Rule 38a-1 under the 1940 Act.

Other Matters

Ownership of Shares of the Fund. To the best knowledge of the Fund, as of October 1, 2020, the Trustees and officers of the Trust beneficially owned less than 1% of the outstanding shares of any class of shares of the Fund.

To the best knowledge of the Fund, as of October 1, 2020, the following shareholders owned of record or beneficially 5% or more of the outstanding classes of shares of the Fund. A shareholder who owns beneficially more than 25% of any class of the Fund is deemed to be a control person of that class. Shareholders who have the power to vote a larger percentage of shares (at least 25% of the voting shares) of the Fund can control the Fund and determine the outcome of a shareholder meeting.

Class	Name and Address	Percentage	Ownership
1	JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) 201 TOWNSEND STREET, SUITE 900 LANSING MI 48933	95.24%	Beneficial

Shareholders’ Proposals. The Fund is not required and do not intend to hold meetings of shareholders each year. Instead, meetings will be held only when and if required. Any shareholders desiring to present a proposal for consideration at the next meeting for shareholders must submit the proposal in writing, so that it is received by the Fund at 200 Berkeley Street, Boston, Massachusetts 02116, within a reasonable time before any meeting.

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John Hancock Investment Management LLC 200 Berkeley Street Boston, MA 02116

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

October 23, 2020

Relating to

JOHN HANCOCK HIGH YIELD FUND
a series of John Hancock Funds II

200 Berkeley Street

Boston, Massachusetts 02116

Telephone: 800-344-1029

This communication (the “Notice”) presents only an overview of a more complete Information Statement that is available to you on the Internet relating to John Hancock High Yield Fund (the “Fund”), a series of John Hancock Funds II (the “Trust” or “JHF II”). We encourage you to access and review all of the important information contained in the Information Statement.

The Information Statement details a new subadvisor agreement and new sub-subadvisor agreement relating to the Fund that took effect August 1, 2020 (the “Effective Date”). At a meeting held on June 23-25, 2020, pursuant to the recommendation of John Hancock Investment Management LLC (formerly John Hancock Advisers, LLC) (the “Advisor”), the Board of Trustees of the Trust (the “Board”) approved: (1) a new subadvisory agreement between the Advisor and Western Asset Management Company, LLC (formerly Western Asset Management Company) (“WAMCO”) with respect to the Fund (the “New Subadvisory Agreement”) and (2) a new sub-subadvisory agreement between WAMCO and Western Asset Management Company Limited (“WAMCL”) with respect to the Fund (the “New Sub-subadvisory Agreement”). Except where context dictates otherwise, all references to the New Subadvisory Agreement include the New Sub-subadvisory Agreement, and all references to WAMCO include WAMCL. The New Subadvisory Agreement with WAMCO was required because of the acquisition of Legg Mason, Inc. (“Legg Mason”) and its affiliates, including WAMCO and WAMCL, by Franklin Resources, Inc. (“Franklin”), a global investment management organization based in California, on the Effective Date. As a result of this transaction, the former subadvisory agreement between the Advisor and WAMCO with respect to the Fund (the “Former Subadvisory Agreement”) and the former sub-subadvisory agreement between WAMCO and WAMCL with respect to the Fund (the “Former Sub-subadvisory Agreement”) automatically terminated on the Effective Date. Except where context dictates otherwise, all references to the Former Subadvisory Agreement include the Former Sub-subadvisory Agreement. As with the Former Subadvisory Agreement, pursuant to the New Subadvisory Agreement, WAMCO manages the Fund’s investments and determines the composition of the assets of the Fund subject to the supervision of the Board and the Advisor. The portfolio management team at WAMCO that managed the Fund’s portfolio has continued to do so after the Effective Date.

The appointment of WAMCO as subadvisor and WAMCL as sub-subadvisor to the Fund was effected in accordance with an exemptive order (the “Order”) that the U.S. Securities and Exchange Commission granted to the Trust permitting the Advisor to enter into and materially amend subadvisory agreements with unaffiliated subadvisors solely with Board approval, subject to certain conditions, and without obtaining shareholder approval. Consequently, the Trust is not soliciting proxies to approve this change. The Order does, however, require that an information statement be provided to you containing much of the same information that would have been included in a proxy statement soliciting approval of the New Subadvisory Agreement between the Advisor and WAMCO with respect to the Fund.

In lieu of physical delivery of the Information Statement (other than on request as described below), JHF II has made the Information Statement available to you online at https://www.jhinvestments.com/content/dam/JHINV/public/MutualFunds/Documents/ProxyInformation/InformationStatements/high-yield-information-statement-jhi.pdf until 90 days from the date the Notice was first sent to shareholders. A paper or email copy of the Information Statement may be obtained, without charge, by contacting 800-344-1029 no later than 90 days from the date the Notice is first sent to shareholders.

If you want to receive a paper or email copy of the Information Statement free of charge, you must request one no later than 90 days from the date the Notice is first sent to shareholders.

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Shareholders Sharing the Same Address. As permitted by law, only one copy of this Notice may be delivered to shareholders residing at the same address, unless such shareholders have notified the Trust of their desire to receive multiple copies of the shareholder reports and other materials that the Trust sends. If you would like to receive an additional copy, please contact the Trust by writing to the Trust’s address, or by calling the telephone number shown above. The Trust will then promptly deliver, upon request, a separate copy of this Notice to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Trust’s shareholder reports and other materials in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

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